UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06400

The Advisors’ Inner Circle Fund

(Exact name of registrant as specified in charter)

CT Corporation

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2017

Date of reporting period: April 30, 2017

Item 1.	Reports to Stockholders.

FMC STRATEGIC VALUE FUND

Ticker Symbol: FMSVX

Semi-Annual Report
April 30, 2017
(Unaudited)

Advised By:
FIRST
MANHATTAN
CO.

Manager’s Discussion of Fund Performance

Dear Fellow Shareholders:

Below is an excerpt from the Manager’s Discussion of Fund Performance included in the October 31, 2016 Annual Report:

Ed Lefferman recently informed the firm that he will be retiring as Co-Portfolio Manager of the Fund effective December 31, 2016, though he will remain active at the firm. Going forward, Paul Patrick will be the sole portfolio manager of the Fund. Over the last 18+ years, since the Fund’s inception in August 1998, Ed has been a prolific stock picker and resolute in adhering to value investing principles with the singular purpose of growing the Fund’s capital for all shareholders. During the last four years, Paul has had the privilege of working with Ed as Co-Portfolio Manager and is very grateful for Ed’s wisdom and guidance.

I am repeating the paragraph above to remind shareholders of the portfolio manager change and to help provide context for some of the recent activity in the Fund’s portfolio. As stated above, Ed Lefferman was the sole manager of the Fund from inception in 1998 until I joined him in November 2012. My impact on the Fund’s portfolio has grown over time. During the past year, we took steps to reposition the portfolio to better reflect my investment style, leading to an increase in turnover during the end of the Fund’s fiscal 2016 and the beginning of fiscal 2017. The sale of a number of the Fund’s energy positions (e.g., Approach Resources, Haliburton, Navigator, and Range Resources) helps to illustrate this dynamic. During the course of his career, Ed developed an expertise in the energy sector that has given him a greater level of comfort for energy stocks than me. As a result, it is reasonable to expect that going forward the Fund will have less exposure to the energy industry than in the past.

Before commenting on the Fund’s Total Return for the six months ended April 30, 2017 (the first period during which I served as sole portfolio manager), a caveat is in order. When evaluating the historical performance of a stock portfolio, I believe that one should not place an undue amount of weight on performance for a short period of time, such as six months (or even a year or two). During such a short timeframe, there tend to be many drivers of the returns that have little or nothing to do with the quality of the portfolio manager’s investing. That said, as shown on page 5, the Total Return of the Fund during the six months ended April 30, 2017 was 9.02%. While there were ups and downs in the portfolio, the top five contributors to the Fund’s appreciation during the period were HRG, CBZ, ALG, TRS, and LUV. A consistent theme cannot be gleaned from this list, except for a general benefit from the “Trump Bump” (see more below).

During the six months ended April 30, 2017, the Total Return of the Russell 2000 Value Index, the Fund’s historical benchmark, was 18.26%. When comparing the main drivers of the Fund’s returns to that of the Russell 2000 Value Index, the limitations of this index become apparent. During the six month period ended April 30, 2017, over 30% of the Russell 2000 Value Index was concentrated in financial services stocks, which contributed almost 7 percentage points of this index’s return. The Fund owned one stock that is categorized to be part of the financial services industry, Citigroup, which made up a little over 3% of the portfolio and contributed 0.5% to the Fund’s return during this period. Given the diversification requirements of the Fund, it is unlikely that the Fund would ever be as highly concentrated in the financial services industry as the Russell 2000 Value Index was during the period (i.e., 30%+).

The fact that the Fund owned some large-cap companies (e.g., Citigroup and Southwest Airlines) warrants reference to the Fund’s mandate to focus on small and mid-capitalization stocks. In addition to continuing to apply a strict “value” discipline in making investment decisions for the Fund, I intend to maintain the Fund’s concentration in small and mid-cap stocks; however large-cap value stock investment opportunities often present themselves, and I believe that it is in the shareholders’ best interests to be able to benefit from these situations. For example, within the financial services industry, the small and mid-cap companies that I have reviewed to date have either been too risky or too expensive to merit investment, in my view. However, while Citigroup is a very large company (with a market cap of $175B), the favorable risk/reward profile of the stock (including its discounted valuation) justified owning it in the Fund. Similarly, with regard to Southwest Airlines (which we wrote about in the last letter), our work on the airline industry led us to identify an attractive large-cap investment opportunity in this sector, at a time when we could not identify a small cap opportunity.

As stated in previous letters to shareholders, when making investment decisions, Ed and I have not tried to “time” the stock market (i.e., predict when the overall market will have significant short-term increases or decreases). I plan to maintain this approach, and will continue to focus on individual stock selection. As the portfolio is currently comprised, I have a high degree of confidence in the Fund’s long-term prospects. Demonstrating my conviction, I recently added significantly to my personal investment in the Fund.

Notwithstanding the above comment about market timing, for perspective, I am setting forth my general assessment of the current state of the stock market. Over the past six months, the stock market’s performance was helped by the “Trump Bump” phenomenon, whereby after the election, market sentiment turned optimistic in anticipation of a positive impact of President Trump’s and the Republican Party’s agenda on business profits. While the implementation of most of their initiatives (e.g., tax reductions, regulatory relief, healthcare law repeal & replace, infrastructure investment, etc.) remains to be seen, optimism about the economic (and corporate profit) outlook appears to have largely continued, and the valuation of the stock market has continued to increase. As I write this letter, the major stock market indices are near or at all-time highs. Based on historical valuation metrics, I would not consider the current valuation of the overall stock market to be “cheap”, but it is harder to make a statement as to its “degree of expensiveness”. With the current low interest rate environment and a growing economy (not to mention the potential benefits from the new Administration’s initiatives), one might consider the stock market valuation to be “reasonable” and not necessarily “expensive” (assuming these conditions were sustained).

In the future, the Fund may hold a greater portion of cash than in the past. Firstly, I generally prefer to have some cash available to take advantage of the inevitable times of market distress and the opportunities these situations usually bring about. Oftentimes, when stocks decline and become very attractively priced (i.e., “cheap”), other stocks in the portfolio are cheap as well, and having cash available in this situation is valuable in that it affords the opportunity to acquire bargains without the need to sell other bargains already in the portfolio. Secondly, when a stock appreciates to a level that I believe is expensive, (after considering the potential tax impact) I consider selling (some or all of) it whether or not there is another (reasonably priced) stock in which to reinvest the proceeds. Again, as is often the case in the stock market, stocks move up and down in tandem, and if there is a general increase in the stock market that leads several stocks in the Fund’s portfolio to become expensive at the same time, there could be a temporary increase in the Fund’s cash balance (which would be available to redeploy into more reasonably-priced investment opportunities when they arise). Although unlikely, it is illustrative to consider what would happen if this strategy theoretically were to be executed flawlessly – it would lead to a high amount of cash when stocks are the most expensive and little, if any, cash when stocks are the cheapest. So while it is not my intention to time the stock market, this approach to cash management / risk mitigation / opportunity maximization can lead to the appearance of market timing in that when stocks appreciate and become expensive, the Fund would tend to have a greater percentage in cash, and vice versa.

In the meantime, while (as noted above) the overall stock market appeared to be closer to expensive than cheap, during the last six months, I took the opportunity to add to existing positions (BAM, CSU, TRS, and UHAL) at reasonable prices, and made two additions to the portfolio, Emerald Expositions Events and Nomad Foods, as described below.

Emerald Expositions Events (EEX) is one of the largest operators of business-to-business trade shows in the U.S. It operates over 50 trade shows that occupy over 6.5M square feet of exhibition space. Its trade shows connect over 500,000 attendees and exhibitors a year.

Although EEX’s business is cyclical, the value of its individual trade show franchises and the monopolistic nature of its business model has driven high financial returns in all environments. Emerald’s trade show franchises typically hold market-leading positions within their respective industry verticals, with significant brand value established over a long period of time. As EEX’s trade shows are frequently the largest and most well attended in their respective verticals, the company is able to attract high quality attendees. The participation of these attendees makes EEX’s trade shows “must-attend” events for exhibitors, further reinforcing the leading positions. The scale and “must-attend” nature of EEX’s trade shows translate into an exceptional value proposition for participants, resulting in a self-reinforcing “network effect” whereby the participation of the high-value attendees and exhibitors has driven high participant loyalty and predictable, recurring revenue streams.

EEX first came to our attention when it was acquired by Onex Corp. in 2013. Onex is a publicly-traded private equity investment company that is also owned by the Fund. EEX is one of Onex’s several dozen investments and makes up about 4% of Onex’s valuation. As part of its normal investment exit process, Onex took EEX public on 4/30/17 at $17/share. The Fund was able to acquire EEX at the IPO price, which, at about 12X estimated cash earnings, offered an attractive opportunity to buy a good business at a reasonable price. We believe that EEX’s underlying value will grow over time through price increases and (a small amount of) attendance growth at existing shows, the introduction of new trade shows, and perhaps most importantly, through the acquisition of additional shows at attractive prices. Although EEX is one of the largest trade show operators, the industry is fragmented, and there are likely to be many opportunities for EEX to buy other trade shows. EEX does not need to reinvest its earnings to maintain its existing business – so all of its earnings represent free cash flow, available for use at management’s discretion. Onex continues to control EEX, which gives us confidence that EEX’s cash flow will be put to good use. We believe that EEX’s free cash flow will be primarily used for acquisitions, as well as to pay a modest dividend. EEX initiated a quarterly dividend this month at a level that represents an annualized yield on the Fund’s cost of about 1.5%.

Nomad Foods (NOMD) is the leader in the European frozen food industry with the BirdsEye, Findus and Iglo brands. The industry has historically exhibited steady low single-digit sales growth (although NOMD had fallen behind this in 2015 and 2016 [see below]). Nomad has large market share positions in frozen fish, chicken and vegetables, and its business has generated strong financial returns.

NOMD began its existence in April 2014 as a special purpose acquisition company (a blank-check, or shell, company created to make a private-equity-like buy-out), founded by Co-Chairmen Martin Franklin (founder of Jarden) and Noam Gottesman (founder of GLG, a large UK hedge fund). Nomad Foods as it stands today was formed through the acquisition of Iglo Foods in June 2015 (which included the BirdsEye brand) and Findus Foods in November 2015. The Fund has had a successful history investing alongside of

Martin Franklin through its ownership of Jarden over the last decade. Jarden was acquired by Newell Brands (NWL) in April 2016 and the Fund continues to own NWL.

When NOMD’s share price declined in late 2015 / early 2016, the stock’s valuation began to look attractive, but the company was experiencing sales declines and market share losses. A CEO change in mid-2015 led to an improved strategy that began to show up in reported results during late 2016. Prior management had executed poorly on a strategy to broaden the brands into new categories while cutting support for the core trademarks. New management changed to a strategy of reinvesting in and repositioning the core brands. Sales stabilized in 1Q17 and we believe trends are likely to improve further as more of the core product line is re-positioned/re-launched over the balance of 2017.

Nomad currently does business only in Europe, which exposes U.S. shareholders, like the Fund, to potential declines in certain European foreign currencies (i.e., Pound, Euro, Nordics) versus the U.S. dollar. However, in our view, the significant (currency neutral) return potential in NOMD’s stock mitigates this risk. When the Fund acquired its position in NOMD at $11.75/share at the end of April / beginning of May, the stock price had rebounded off of its lows on the aforementioned improving sales trends. However, it was still trading at a price-to-earnings ratio (P/E) of less than 12X, an attractive valuation for such a historically high-return business that seems to be on a sustainably better trajectory. For perspective, US-based Pinnacle Foods (PF), which owns the Birdseye brand in the US, trades at a 22X P/E. We believe NOMD’s profitability will improve over the next few years driven by sales growth and cost synergies from the combination of Iglo and Findus. We also expect that Co-Chairman Martin Franklin’s capital allocation skills will create value at NOMD as there are likely to be good acquisition opportunities in both frozen foods and adjacent categories.

I appreciate your continued confidence.

Sincerely,

Paul E. Patrick
Portfolio Manager

June 2017

Performance through 3/31/17 is 7.78% (one year), 2.30% (annualized five year) and 1.93% (annualized 10 year). The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost and current performance may be lower or higher than the performance quoted. For performance data current to the most recent month end, please call 1-877-362-4099.

The information provided herein represents the opinion of the manager at a specific point in time and is not intended to be a forecast of future events, a guarantee of future results nor investment advice.

Investing involves risk including loss of principal. Holdings are subject to change.

A company may reduce or eliminate its dividend, causing losses to the Fund.

Comparison of Change in the Value of a $10,000 Investment

in the FMC Strategic Value Fund versus the Russell 2000 Value Index

AVERAGE ANNUAL TOTAL RETURN(1) FOR THE PERIOD ENDED APRIL 30, 2017
	Six Month Return	1 Year Return	3 Year Return	5 Year Return	10 Year Return	Since Inception Return*
FMC Strategic Value Fund	9.02%	7.40%	-5.25%	3.22%	1.57%	8.65%
Russell 2000 Value Index(2)	18.26%	27.18%	8.71%	12.96%	6.02%	9.20%

*	Fund commenced operations on August 17, 1998.
(1)

As stated in the Fund’s prospectus, the annual fund operating expenses are 1.22%, not including acquired fund fees and expenses. The data quoted herein represents past performance; past performance does not guarantee future results. The return and value of an investment in the Fund will fluctuate so that, when redeemed, the investment may be worth less than its original cost. The Fund’s performance assumes the reinvestment of all dividends and all capital gains. Index returns assume reinvestment of dividends and, unlike a fund’s returns, do not include any fees or expenses. If such fees and expenses were included in the index returns, the performance would have been lower. Please note that one cannot invest directly in an unmanaged index. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Fee waivers were applied during earlier periods; if they had not been in effect, performance would have been lower. For performance data current to the most recent month end, please call 1-877-FMC-4099 (1-877-362-4099).

(2)	The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Portfolio Composition(3)

(3)	Portfolio composition percentages are based upon the total investments of the Fund as of April 30, 2017.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

	Shares	Value (000)
Common Stock (81.6%)

Airlines (3.4%)
Southwest Airlines	69,835	$3,926

Automotive (2.3%)
Horizon Global*	193,475	2,726

Aviation (3.5%)
Fly Leasing Ltd. ADR*	320,130	4,120

Banks (3.3%)
Citigroup	65,000	3,843

Basic Industry (0.6%)
Mueller Industries	23,100	740

Energy (0.7%)
Range Resources	30,000	795

Food & Beverage (1.1%)
Nomad Foods Ltd.*	104,900	1,238

Health Care (4.6%)
Capital Senior Living*	383,000	5,350

Homebuilding (2.9%)
New Home*	285,000	3,323

Industrial/Manufacturing (13.4%)
Alamo Group	64,898	5,131
AZZ	70,000	4,134
TriMas*	276,600	6,348

		15,613

Media (6.6%)
Emerald Expositions Events	200,000	3,799
Viacom, Cl B	90,000	3,830

		7,629

Miscellaneous Conglomerate (10.8%)
Brookfield Asset Management, Cl A	175,000	6,466
Dundee, Cl A*(1)	769,450	1,800
Onex	60,000	4,333

		12,599

Miscellaneous Consumer (13.8%)
HRG Group*	294,900	5,901
Newell Brands	116,370	5,556
Prestige Brands Holdings*	80,000	4,593

		16,050

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

	Shares/Face Amount (000)	Value (000)
Paper (2.1%)
Neenah Paper	31,000	$2,429

Retail-Restaurants (3.8%)
Carrols Restaurant Group*	315,075	4,411

Services (4.5%)
CBIZ*	334,300	5,265

Transportation Equipment (4.2%)
AMERCO	13,075	4,896

Total Common Stock
(Cost $72,001)		94,953

Corporate Obligation (0.1%)

Basic Industry (0.1%)
Mueller Industries 6.000%, 03/01/27 (Cost $115)	$115	115

Short-Term Investment (22.3%)
Dreyfus Treasury Prime Cash Management Fund, Cl I, 0.580%(2) (Cost $25,927)	25,927,399	25,927

Total Investments (104.0%)
(Cost $98,043)		$120,995

Percentages are based on Net Assets (in thousands) of $116,286.

*	Non-income producing security.
(1)	Security is traded on a foreign stock exchange.
(2)	The rate shown is the 7-day effective yield as of April 30, 2017.

ADR — American Depositary Receipt

Cl — Class

Ltd. — Limited

The table below sets forth information about the Level within the fair value hierarchy at which the Fund’s investments are measured at April 30, 2017:

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stock	$94,953	$—	$—	$94,953
Corporate Obligation	—	115	—	115
Short-Term Investment	25,927	—	—	25,927

Total	$120,880	$115	$—	$120,995

The accompanying notes are an integral part of the financial statements.

Schedule of Investments	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

During the six month period ended April 30, 2017, there were no transfers between Level 1 and Level 2 assets and liabilities. For the six month period ended April 30, 2017, the Fund did not hold any Level 3 securities.

For more information on valuation inputs, see Note 2 — Significant Accounting Policies in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities (000)	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

Assets:
Investments at Value (Cost $98,043)	$120,995
Cash	2
Dividends and Interest Receivable	36
Other Assets	12

Total Assets	121,045

Liabilities:
Payable for Investment Securities Purchased	4,627
Payable to Adviser	96
Payable to Administrator	11
Payable for Capital Shares Redeemed	7
Payable to Trustees	2
Payable to Officers	1
Other Accrued Expenses	15

Total Liabilities	4,759

Net Assets	$116,286

Net Assets Consist of:
Paid-in Capital	$80,626
Accumulated Net Investment Loss	(1,051)
Accumulated Net Realized Gain on Investments	13,759
Net Unrealized Appreciation on Investments	22,952

Net Assets	$116,286

Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)(1)	5,001,280

Net Asset Value, Offering and Redemption Price Per Share	$23.25

(1)	Shares have not been rounded.

The accompanying notes are an integral part of the financial statements.

Statement of Operations (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2017	(Unaudited)

Investment Income:
Dividend Income (Less Foreign Taxes Withheld of $5)	$476
Interest Income	1

Total Investment Income	477

Expenses:
Investment Advisory Fees	612
Administration Fees	73
Trustees’ Fees	4
Officers’ Fees	1
Transfer Agent Fees	21
Professional Fees	17
Registration and Filing Fees	10
Printing Fees	7
Custodian Fees	4
Other Expenses	3

Total Expenses	752

Net Investment Loss	(275)

Net Realized Gain on Investments	13,761
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,744)

Net Realized and Unrealized Gain on Investments	11,017

Net Increase in Net Assets Resulting From Operations	$10,742

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (000)	FMC Strategic Value Fund

For the Six Month Period Ended April 30, 2017 (Unaudited) and the Year Ended October 31, 2016

	Six Months November 1, 2016 to April 30, 2017	Year November 1, 2015 to October 31, 2016
Operations:
Net Investment Loss	$(275)	$(699)
Net Realized Gain on Investments	13,761	15,043
Net Change in Unrealized Appreciation (Depreciation) on Investments	(2,744)	(23,572)

Net Increase (Decrease) in Net Assets Resulting from Operations	10,742	(9,228)

Dividends and Distributions:
Net Investment Income	—	(183)
Net Realized Gain	(13,832)	(669)

Total Dividends and Distributions	(13,832)	(852)

Capital Share Transactions:
Issued	484	2,102
Reinvestment of Dividends and Distributions	13,758	848
Redeemed	(17,127)	(34,497)

Net Decrease in Net Assets Derived from Capital Share Transactions	(2,885)	(31,547)

Total Decrease in Net Assets	(5,975)	(41,627)

Net Assets:
Beginning of Period	122,261	163,888

End of Period	$116,286	$122,261

Accumulated Net Investment Loss/Distributions in Excess of Net Investment Income	$(1,051)	$(776)

Shares Transactions:
Issued	21	88
Reinvestment of Dividends and Distributions	589	36
Redeemed	(733)	(1,434)

Net Decrease in Shares Outstanding	(123)	(1,310)

Amounts designated as “—” are $0.

The accompanying notes are an integral part of the financial statements.

Financial Highlights	FMC Strategic Value Fund

For a Share Outstanding Throughout Each Period

For the Six Month Period Ended April 30, 2017 (Unaudited) and for the Years Ended October 31,

	Six Months Ended April 30, 2017 (Unaudited)(1)	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$23.86	$25.47	$31.34	$32.31	$22.97	$21.66

Net Investment Income (Loss)(2)	(0.05)	(0.12)	0.01	(0.05)	(0.04)	(0.02)
Realized and Unrealized Gain (Loss) on Investments	2.21	(1.35)	(4.36)	(0.73)	9.40	1.45

Total from Operations	2.16	(1.47)	(4.35)	(0.78)	9.36	1.43

Dividends from Net Investment Income	—	(0.03)	—	—	(0.02)	(0.02)
Distributions from Net Realized Gains	(2.77)	(0.11)	(1.52)	(0.19)	—	(0.10)
Return of Capital	—	—	—	—	—	—(	3)

Total Dividends and Distributions	(2.77)	(0.14)	(1.52)	(0.19)	(0.02)	(0.12)

Net Asset Value, End of Period	$23.25	$23.86	$25.47	$31.34	$32.31	$22.97

Total Return(4)	9.02%	(5.78)%	(14.45)%	(2.41)%	40.76%	6.69%

Net Assets End of Period (000)	$116,286	$122,261	$163,888	$209,965	$219,006	$166,706
Ratio of Expenses to Average Net Assets	1.23%	1.22%	1.19%	1.18%	1.20%	1.21%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.45)%	(0.50)%	0.03%	(0.15)%	(0.14)%	(0.09)%
Portfolio Turnover Rate	13%‡	42%	27%	17%	12%	8%

‡	Portfolio turnover rate is for the period indicated and has not been annualized.
(1)	All ratios for the period have been annualized.
(2)	Per share calculations were performed using average shares for the period.
(3)	Includes return of capital of less than $0.01.
(4)	Total returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or upon the redemption of Fund shares.

Amounts designated as “—” are either $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund (the “Trust”) is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company with 56 funds. The financial statements herein are those of the FMC Strategic Value Fund (the “Fund” and together with the FMC Select Fund, the “Funds”). The Fund is classified as a “diversified” investment company under the 1940 Act. The Fund seeks to provide long-term capital appreciation by investing primarily in equity securities of U.S. companies with small to medium market capitalizations that First Manhattan Co., investment adviser to the Fund (the “Adviser” or “FMC”), considers undervalued by the market. The financial statements of the remaining funds of the Trust are not presented herein, but are presented separately. The assets of each fund within the Trust are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund in preparation of their financial statements. The Fund is classified as an investment company in conformity with U.S. generally accepted accounting principles (“GAAP”) and as such follows the accounting and reporting guidelines for investment companies.

Use of Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the fair value of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

All investment companies held in the Fund’s portfolio are valued at the published net asset value.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the “Board”). The Fund’s fair value procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government-imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2017, there were no securities valued in accordance with the fair value procedures.

In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received if an asset were sold or paid if a liability were transferred in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3).

The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or proprietary modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

During the six month period ended April 30, 2017, there were no significant changes to the Fund’s fair valuation methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current period. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last three open tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six month period ended April 30, 2017, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six month period ended April 30, 2017, the Fund did not incur any interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on the date the security is purchased or sold (trade date) for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are those of the specific securities sold. Interest income is recognized on the accrual basis from settlement date. Dividend income is recorded on the ex-date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are allocated to the Fund on a pro rata basis based on the number of funds and/or relative net assets.

Dividends and Distributions to Shareholders — Dividends from net investment income, if any, are declared and paid to shareholders quarterly. Any net realized capital gains are distributed to shareholders at least annually.

3. Transactions with Affiliates:

Certain officers of the Trust are also employees of the Administrator, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, each of whom is an employee of the Administrator, is paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s advisers and service providers as required by Securities and Exchange Commission (“SEC”) regulations. The CCO’s services and fees have been approved by and are reviewed by the Board.

For the six month period ended April 30, 2017, the Fund was allocated CCO fees totaling $1,257.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

The Fund effects brokerage or other agency transactions through the Adviser, a registered broker-dealer, and pays brokerage commissions or related charges that are consistent with the applicable requirements of the Investment Company Act of 1940, the Securities and Exchange Act of 1934 and rules promulgated by the SEC. For the six month period ended April 30, 2017, the Adviser received $10,364 in brokerage commissions from the Fund.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Trust and the Administrator have entered into an Administration Agreement under which the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. For its services under the Administration Agreement, the Administrator is paid an asset based fee, subject to certain minimums, which will vary depending on the number of share classes and the average daily net assets of the Fund. For the six month period ended April 30, 2017, the Fund paid $72,671 for these services.

The Trust and Distributor are parties to a Distribution Agreement. The Distributor receives no fees for its distribution services under this agreement.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust.

U.S. Bank, N.A. acts as custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased and/or sold by the Fund.

5. Investment Advisory Agreement:

For its services to the Fund, FMC is entitled to an investment advisory fee which is calculated daily and paid monthly, at an annual rate of 1.00% based on the average daily net assets of the Fund. FMC has voluntarily agreed to reduce fees and reimburse expenses to the extent necessary to keep total annual Fund operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses) from exceeding 1.30% of the Fund’s average daily net assets. FMC may discontinue all or a portion of its fee reductions or expense reimbursements at any time. For the six month period ended April 30, 2017, FMC received advisory fees of 1.00% of the Fund’s average daily net assets.

6. Investment Transactions:

The cost of security purchases and the proceeds from security sales, other than short-term investments, in thousands, for the six month period ended April 30, 2017, were as follows:

Purchases	$11,963
Sales	33,096

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

7. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or to paid-in capital as appropriate, in the period that the differences arise. Accordingly, the following permanent differences, in thousands, primarily attributable to real estate investment trust adjustments, have been reclassified to/from the following accounts as of October 31, 2016:

Undistributed Net Investment Income	Accumulated Net Realized Loss
$6	$(6)

These reclassifications had no impact on net assets or net asset value per share.

The tax character of dividends and distributions, in thousands, declared during the years ended October 31, 2016 and October 31, 2015 was as follows:

	Ordinary Income	Long-Term Capital Gains	Total
2016	$183	$669	$852
2015	1,113	8,990	10,103

As of October 31, 2016, the components of distributable earnings, in thousands, on a tax basis were as follows:

Undistributed Long-Term Capital Gains	$13,832
Late-Year Loss Deferral	(346)
Unrealized Appreciation	25,264

Total Distributable Earnings	$38,750

Late-year loss deferrals represent ordinary losses realized on investment transactions from January 1, 2016 through October 31, 2016, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

For Federal income tax purposes the difference between Federal tax cost and book cost primarily relates to wash sales, which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years.

Notes to Financial Statements	FMC Strategic Value Fund

April 30, 2017	(Unaudited)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, in thousands, held by the Fund at April 30, 2017, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$98,043	$27,108	$(4,156)	$22,952

8. Other:

At April 30, 2017, two shareholders of record held 94% of the Fund’s total outstanding shares. These shareholders of record were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.

9. Regulatory Matters:

In October 2016, the SEC released its Final Rule on Investment Company Reporting Modernization (the “Rule”). The Rule which introduces two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contains amendments to Regulation S-X which impact financial statement presentation, particularly the presentation of derivative investments. Although still evaluating the impact of the Rule, management believes that many of the Regulation S-X amendments are consistent with the Fund’s current financial statement presentation and expects that the Fund will be able to comply with the Rule’s Regulation S-X amendments by the August 1, 2017 compliance date.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements.

Disclosure of Fund Expenses	FMC Strategic Value Fund

(Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important that you understand how these costs affect your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period (November 1, 2016 through April 30, 2017). The table below illustrates your Fund’s costs in two ways:

•

Actual Fund Return.  This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

•

Hypothetical 5% Return.  This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the period, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/16	Ending Account Value 04/30/17	Annualized Expense Ratios	Expenses Paid During Period*

Actual Fund Return	$1,000.00	$1,090.20	1.23%	$6.37

Hypothetical 5% Return	1,000.00	1,018.70	1.23	6.16

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Board Considerations in Re-Approving the	FMC Strategic Value Fund
Advisory Agreement
(Unaudited)

Pursuant to Section 15 of the Investment Company Act of 1940 (the “1940 Act”), the Fund’s advisory agreement (the “Agreement”) must be renewed after its initial two-year term: (i) by the vote of the Board of Trustees (the “Board” or the “Trustees”) of The Advisors’ Inner Circle Fund (the “Trust”) or by a vote of a majority of the shareholders of the Fund; and (ii) by the vote of a majority of the Trustees who are not parties to the Agreement or “interested persons” of any party thereto, as defined in the 1940 Act (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on such renewal.

A Board meeting was held on November 16, 2016 to decide whether to renew the Agreement for an additional one-year term. In preparation for the meeting, the Trustees requested that the Adviser furnish information necessary to evaluate the terms of the Agreement. Prior to the meeting, the Independent Trustees of the Fund met to review and discuss the information provided and submitted a request for additional information to the Adviser, and information was provided in response to this request. The Trustees used this information, as well as other information that the Adviser and other service providers of the Fund presented or submitted to the Board at the meeting and other meetings held during the prior year, to help them decide whether to renew the Agreement for an additional year.

Specifically, the Board requested and received written materials from the Adviser and other service providers of the Fund regarding: (i) the nature, extent and quality of the Adviser’s services; (ii) the Adviser’s investment management personnel; (iii) the Adviser’s operations and financial condition; (iv) the Adviser’s brokerage practices (including any soft dollar arrangements) and investment strategies; (v) the Fund’s advisory fee paid to the Adviser and overall fees and operating expenses compared with a peer group of mutual funds; (vi) the level of the Adviser’s profitability from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (vii) the Adviser’s potential economies of scale; (viii) the Adviser’s compliance program, including a description of material compliance matters and material compliance violations; (ix) the Adviser’s policies on and compliance procedures for personal securities transactions; and (x) the Fund’s performance compared with a peer group of mutual funds and the Fund’s benchmark index.

Representatives from the Adviser, along with other Fund service providers, presented additional information and participated in question and answer sessions at the Board meeting to help the Trustees evaluate the Adviser’s services, fee and other aspects of the Agreement. The Independent Trustees received advice from independent counsel and met in executive sessions outside the presence of Fund management and the Adviser.

At the Board meeting, the Trustees, including all of the Independent Trustees, based on their evaluation of the information provided by the Adviser and other service providers of the Fund, renewed the Agreement. In considering the renewal of the Agreement, the Board considered various factors that they determined were relevant, including: (i) the nature, extent and quality of the services provided by the Adviser; (ii) the investment performance of the Fund and the Adviser; (iii) the costs of the services provided and profits realized by the Adviser from its relationship with the Fund, including both direct and indirect benefits accruing to the Adviser and its affiliates; (iv) the extent to which economies of scale are being realized by the Adviser; and (v) whether fee levels reflect such economies of scale for the benefit of Fund investors, as discussed in further detail below.

Nature, Extent and Quality of Services Provided by the Adviser

In considering the nature, extent and quality of the services provided by the Adviser, the Board reviewed the portfolio management services provided by the Adviser to the Fund, including the

Board Considerations in Re-Approving the	FMC Strategic Value Fund
Advisory Agreement
(Unaudited)

quality and continuity of the Adviser’s portfolio management personnel, the resources of the Adviser, and the Adviser’s compliance history and compliance program. The Trustees reviewed the terms of the Agreement. The Trustees also reviewed the Adviser’s investment and risk management approaches for the Fund. The most recent investment adviser registration form (“Form ADV”) for the Adviser was provided to the Board, as was the response of the Adviser to a detailed series of questions which included, among other things, information about the investment advisory services provided by the Adviser to the Fund.

The Trustees also considered other services provided to the Fund by the Adviser such as selecting broker-dealers for executing portfolio transactions, monitoring adherence to the Fund’s investment restrictions, and monitoring compliance with various Fund policies and procedures and with applicable securities laws and regulations. Based on the factors above, as well as those discussed below, the Board concluded, within the context of its full deliberations, that the nature, extent and quality of the services provided to the Fund by the Adviser were sufficient to support renewal of the Agreement.

Investment Performance of the Fund and the Adviser

The Board was provided with regular reports regarding the Fund’s performance over various time periods, including since its inception, and information regarding the Fund’s performance since the Agreement was last renewed. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s performance to its benchmark index and a peer group of mutual funds as classified by Lipper, an independent provider of investment company data, over various periods of time. Representatives from the Adviser provided information regarding and led discussions of factors impacting the performance of the Fund, outlining current market conditions and explaining their expectations and strategies for the future. The Trustees determined that the Fund’s performance was satisfactory, or, where the Fund’s performance was materially below its benchmark and/or peer group, the Trustees were satisfied by the reasons for the underperformance and/or the steps taken by the Adviser in an effort to improve the performance of the Fund. Based on this information, the Board concluded, within the context of its full deliberations, that the investment results that the Adviser had been able to achieve for the Fund were sufficient to support renewal of the Agreement.

Costs of Advisory Services, Profitability and Economies of Scale

In considering the advisory fee payable by the Fund to the Adviser, the Trustees reviewed, among other things, a report of the advisory fee paid to the Adviser. The Trustees also reviewed reports prepared by the Fund’s administrator comparing the Fund’s net and gross expense ratios and advisory fee to those paid by a peer group of mutual funds as classified by Lipper. The Board concluded, within the context of its full deliberations, that the advisory fee was reasonable in light of the nature and quality of the services rendered by the Adviser.

The Trustees reviewed the costs of services provided by and the profits realized by the Adviser from its relationship with the Fund, including both direct benefits and indirect benefits, such as research and brokerage services received under soft dollar arrangements, accruing to the Adviser and its affiliates. The Trustees considered how the Adviser’s profitability was affected by factors such as its organizational structure and method for allocating expenses. The Trustees concluded that the profit margins of the Adviser with respect to the management of the Fund were not unreasonable. The Board also considered the Adviser’s commitment to managing the Fund and its willingness to continue its expense limitation and fee waiver arrangements with the Fund.

Board Considerations in Re-Approving the	FMC Strategic Value Fund
Advisory Agreement
(Unaudited)

The Trustees considered the Adviser’s views relating to economies of scale in connection with the Fund as Fund assets grow and the extent to which the benefits of any such economies of scale are shared with the Fund and Fund shareholders. The Board considered the existence of any economies of scale and whether those were passed along to the Fund’s shareholders through a graduated advisory fee schedule or other means, including fee waivers. The Trustees recognized that economies of scale are difficult to identify and quantify and are rarely identifiable on a fund-by-fund basis. Based on this evaluation, the Board concluded that the advisory fee was reasonable in light of the information that was provided to the Trustees by the Adviser with respect to economies of scale.

Renewal of the Agreement

Based on the Board’s deliberations and its evaluation of the information described above and other factors and information it believed relevant in the exercise of its reasonable business judgment, the Board, including all of the Independent Trustees, with the assistance of Fund counsel and Independent Trustees’ counsel, unanimously concluded that the terms of the Agreement, including the fees payable thereunder, were fair and reasonable and agreed to renew the Agreement for another year. In its deliberations, the Board did not identify any absence of information as material to its decision, or any particular factor (or conclusion with respect thereto) or single piece of information that was all-important, controlling or determinative of its decision, but considered all of the factors together, and each Trustee may have attributed different weights to the various factors (and conclusions with respect thereto) and information.

FMC STRATEGIC VALUE FUND
P.O. Box 219009
Kansas City, MO 64121-9009

Adviser:
FIRST MANHATTAN CO.
399 Park Avenue
New York, NY 10022

Distributor:
SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Dr.
Oaks, PA 19456

Administrator:
SEI INVESTMENTS GLOBAL FUNDS SERVICES
1 Freedom Valley Dr.
Oaks, PA 19456

Legal Counsel:
MORGAN, LEWIS & BOCKIUS LLP
1701 Market Street
Philadelphia, PA 19103

This information must be preceded or accompanied by a current prospectus. Investors should read the prospectus carefully before investing.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund's Forms N-Q (Quarterly Schedule of Portfolio Holdings) are available on the SEC's website at http://www.sec.gov, and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available without charge, upon request, by calling 1-877-FMC-4099 (1-877-362- 4099); information on voted proxies is also available on the SEC's website on Form N-PX at http://www.sec.gov.

FMC-SA-004-0600

Item 2.	Code of Ethics.

Not applicable for semi-annual report.

Item 3.	Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4.	Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President
Date: July 7, 2017

By (Signature and Title)	/s/ Stephen Connors
Stephen Connors,
Treasurer, Controller & CFO
Date: July 7, 2017